SUPPLEMENT DATED OCTOBER 23, 2026 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Emerging Markets Local Debt Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
Effective October 30, 2026:
Hemant Baijal will no longer serve as a Portfolio Manager of the Fund. All references to Mr. Baijal in the Summary and Statutory Prospectuses and SAI are hereby removed.
O-EMLD-SUMSTATSAI-SUP 102326